Commitments and Contingencies	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
9	COMMITMENTS AND CONTINGENCIES

In December 2023, the Group Management voluntarily decided to amend the import tax product codes under the higher import tax product code for scooters. As a result, a voluntary disclosure application has been submitted to Customs Office to retrospectively add US$374,846 to the customs value of the imported scooters based on Article 234/3 of the Customs Code. The additional custom tax paid with the voluntary disclosure application was US$127,094.

The Group management has subsequent to the reporting date settled the case for US$53,311 on September 17, 2024.